EXHIBIT 99.1

                               NOTEHOLDERS REPORT

                        CRUSADE GLOBAL TRUST NO.1 OF 1999

                       COUPON PERIOD ENDING 16 AUGUST 2004

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NOTES
-----                           FV OUTSTANDING                                        COUPON         PRINCIPAL      CHARGE OFFS
                                     (USD)         BOND FACTOR     COUPON RATE    PAYMENTS (USD)   PAYMENTS (USD)      (USD)
                                --------------     -----------     -----------    --------------   --------------   -----------

Class A1 Notes                             0.00       0.000000%     0.00000%                0.00             0.00       0.00
Class A2 Notes                    61,173,758.65      10.751100%     1.58000%          310,595.59    16,593,951.22       0.00
Class A3 Notes                   125,000,000.00     100.000000%     1.67000%          527,673.61             0.00       0.00

Class B Notes                      9,500,000.00     100.000000%   Not Disclosed    Not Disclosed             0.00       0.00
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

                                                                     31 Jul 04
POOL SUMMARY                                                            AUD
                                                               ---------------
Outstanding Balance - Variable Rate Loans                         271,204,687
Outstanding Balance - Fixed Rate Loans                             24,941,247
Number of Loans                                                         4,292
Weighted Average Current LVR                                            47.85%
Average Loan Size                                                      69,000
Weighted Average Seasoning                                            86 mths
Weighted Average Term to Maturity                                    203 mths


PRINCIPAL COLLECTIONS                                                   AUD
Scheduled Principal Payments                                      4,659,658.39
Unscheduled Principal Payments                                   24,913,550.30
Redraws                                                           3,965,259.27

Principal Collections                                            25,607,949.42


TOTAL AVAILABLE PRINCIPAL                                               AUD
Principal Collections                                            25,607,949.42
Principal Charge Offs                                                     0.00
Principal Draw                                                            0.00

Total Available Principal                                        25,607,949.42

Principal Distributed                                            25,607,949.42
Principal Retained                                                        0.00

TOTAL AVAILABLE FUNDS                                                   AUD
Available Income                                                  6,129,182.67
Principal Draw                                                            0.00
Liquidity Draw                                                            0.00

Total Available Funds                                             6,129,182.67

REDRAW & LIQUIDITY FACILITIES                                          AUD
Redraw Shortfall                                                          0.00
Redraw Carryover                                                          0.00
Charge Offs

Liquidity Draw                                                            0.00
Liquidity Shortfall                                                       0.00

CPR
---                                           MAY-04      JUN-04      JUL-04
                              1 mth CPR       20.71%      22.96%      27.47%

Arrears
-------                       % of pool
                             (by balance)
31 - 59 days                    0.31%
60 - 89 days                    0.08%
90+ days                        0.26%
Defaults                         Nil
Losses                           Nil